                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 1999



                          BAY VIEW CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                     0-17901                      94-3078031
--------------------------------------------------------------------------------
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                    No.)




1840 Gateway Drive, San Mateo, California                94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (650) 573-7300



                                       N/A
--------------------------------------------------------------------------------

(Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

         The 1999 Annual Meeting of Stockholders of Bay View Capital Corporation ("Bay View") will be held at 1:00 p.m., local time, on May 27, 1999 at Bay View's main offices, located at 1840 Gateway Drive, San Mateo, California 94404.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BAY VIEW CAPITAL CORPORATION



Date: March 12, 1999                   By: /s/ Robert J. Flax
                                           ------------------------------
                                           Robert J. Flax
                                           Executive Vice President,
                                            General Counsel and Secretary